Exhibit 10.4

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

FUTUREIT, INC.

SECURED PROMISSORY NOTE

$_____	January ___, 2007

        FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in this secured promissory note (this “Note”), FUTUREIT, INC., a Delaware corporation (the “Company”), promises to pay to ______ (together with its successors and permitted assigns, the “Lender”), or to its order, the principal amount of $_______ loaned by the Lender to the Company pursuant to the Loan Agreement (as defined herein), together with interest thereon as specified in §3 hereof.

        This Note is one of a series of Secured Promissory Notes containing substantially identical terms and conditions (the “Notes”) being issued to the Lenders (the “Lenders”) pursuant to a Loan Agreement dated January __, 2007 (the “Loan Agreement”) among the Company, the Lender and the other Lenders named therein. The Notes are pari passu such that all Notes are ranked equally, and no payments shall be made under this Note unless a pro rata payment is simultaneously made under all other Notes.

        The Note will be senior in all respects (including the right of payment) to all other indebtedness of the Company now existing or hereafter incurred.

        §1.     Maturity; Interest.

        Maturity. The entire principal amount hereof, and all accrued and unpaid interest thereon, shall become due and payable on the sooner to occur of (i) within three (3) business days following the receipt of funds by the Company from private placements or a public offering of shares of the Company’s common stock, par value $0.0001 per share, in which the Company cumulatively raises a minimum aggregate sum of $1,500,000 (in which event the Company shall set aside the amount of money required to pay the entire principal amount under all of the Notes and all accrued and unpaid interest thereon), or (ii) twelve (12) months from the date hereof. All payments made by the Company hereunder shall be made without any deduction, set-off or withholding, and shall be credited first to the accrued interest then due and payable and the remainder applied to the outstanding principal, except that the Company shall deduct from any payments due hereunder, all amounts that it is required to withhold under applicable law.

        Interest. This Note shall bear interest on the principal amount outstanding and unpaid from time to time at a rate of ten percent (10%) per annum (the “Interest”), compounded annually, from the date hereof until 5:00 p.m. New York, NY, time on the date of repayment; provided that, in the event that an Event of Default (as defined in Section 3 below) occurs and is existing, the accrued Interest on this Note shall automatically increase to eighteen percent (18%) or the maximum rate allowed by applicable law, whichever is less, compounded annually, from the date of the Event of Default. Interest shall be calculated monthly on the basis of a 365 day year and shall accrue for the actual number of days elapsed until repayment and shall be payable upon maturity unless paid prior to such date as provided in §2hereto. Interest shall be paid in quarterly installments on each April 30, July 31, October 31 and January 31 (or the next succeeding Business Day) and the maturity date hereof.

        Payment Mechanism. Any payment of principal or Interest under this Note shall be conclusively deemed to have been made if made by wire transfer of immediately available funds to a bank account specified in writing to the Company or, if no such bank account is specified, by deposit of the required amount in an escrow account of an attorney or any other escrow agent determined by the Company in its discretion. No Interest will accrue commencing from the date of such transfer or deposit.

        §2.     Prepayment. The Company shall have the right to prepay, in whole or in part, the unpaid principal amount of the Notes or Interest accrued thereon, without requiring the prior written consent of the Lenders and without any penalty.

        §3.     Event of Default. Any of the following events or circumstances (each an “Event of Default”) which shall occur prior to the payment in full of the Loan amount and Interest:

        (a)     the Company shall fail to pay any amount of principal amount or interest on the date on which such amount is due and payable hereunder, whether on demand or otherwise; or

        (b)     the Company shall fail to cure any breach of its other covenants, agreements or obligations hereunder or under the Security Agreement (as defined below) within seven (7) business days after the Company becomes aware of such breach; or

        (c)     any representation or warranty or certification made by the Company in the Loan Agreement or the Security Agreement shall have been false or misleading in any material respect when made; or

        (d)     the Company or any of its subsidiaries shall make a general assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Company or such subsidiary or of any substantial part of its assets or shall commence any case or other proceeding relating to its assets under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or shall take any corporate action to authorize or in furtherance of any of the foregoing; or any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Company or any of its subsidiaries, and the same shall not have been dismissed within 30 days of the filing or commencement thereof or the Company or such subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein; or a decree or order shall be entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Company or such subsidiary bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief shall be entered in respect of the Company or such subsidiary in an involuntary case under any such bankruptcy or insolvency laws, and such decree, order, judgment, petition or other proceeding shall not have been dismissed within 30 days of the filing or commencement thereof; or

        (e)     the Company or any of its subsidiaries shall take any corporate action to liquidate its assets or dissolve, or shall take any corporate action to consolidate or merge with or into any other corporation or business entity unless the Company or such subsidiary shall be the surviving legal entity of such consolidation or merger or the surviving legal entity of such consolidation or merger shall have assumed in full by a written instrument the obligations under and in respect of this Note.

        §4.     Negative Covenants. Until all of the Company’s obligations under this Note are paid and performed in full, neither the Company nor any of its subsidiaries shall, without the prior written consent of a representitive of the Lenders that will be acceptable to the Company and J.H. Darbie & Co., Inc. (the “Representative”):

        (a)     as to the Company only, create, incur, assume, or suffer to exist any liens, claims, options, charges, pledges, security interests, trusts, encumbrances, rights, mortgages or restrictions of any nature upon any of its property or assets, whether now owned or hereafter acquired, except in the ordinary course of busniness;

        (b)     as to the Company only, assume, guarantee, endorse, contingently agree to purchase, become liable in respect to any letter of credit, or otherwise become liable upon the obligation of any person or entity, except pursuant to the Option Agreement (as defined in the Loan Agreement);

        (c)     materially change the nature of its business or engage in any business unrelated to the business currently being conducted by the Company or such subsidiary (as applicable);

        (d)     sell, lease, or otherwise dispose of, or agree to sell, lease, or otherwise dispose of, any of its assets, properties, rights, or claims, except for sales of inventory in the ordinary course of business;

        (e)     except as set forth on Schedule 4(e) attached hereto and transactions in the ordinary course of business that are not material to the Company and its subsidiaries taken as a whole, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of the Company. For these purposes, “Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners. “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency; or

        (f)     incur any additional debt following the date hereof to financial institutions and to Affiliates in an amount in excess of $270,000 in the aggregate.

        The initial Representative shall be Eial Diskin, until replaced by Note holders holding $200,000 or more in principal amount of Notes (any replacement Representative to be reasonably acceptable to the Company).

        §5.     Affirmative Covenants. The Company covenants and agrees that, until payment in full of the outstanding obligations under this Note, each of the Company and its subsidiaries shall comply with the following:

        (a)     Good Standing. Each such entity shall maintain its corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on the business, assets or financial condition of such entity taken as a whole.

        (b)     Compliance with Laws. Each such entity shall comply in all material respects with all statutes, laws, ordinances and government rules and regulations to which it is subject.

        (c)     Financial Statements, Reports. The Company shall deliver to the Representative on behalf of the Lenders: (i) all financial management accounts and financial reports delivered to its Board of Directors (ii) audited financial statements of the Company prepared in accordance with GAAP, consistently applied; (iii) if applicable, copies of all statements, reports and notices sent or made available generally by the Company to its security holders; and (iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against the Company that could result in damages or costs to the Company of $30,000 or more.

        (d)     Access. The Company shall permit the Representative to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Representative, and after reasonable coordination with the Company.

        §6.     Exchange. In case of transfer as set out in §8 below, this Note shall be exchangeable, upon the surrender hereof by the Lender at the principal office of the Company, for new promissory notes of like tenor and date representing in the aggregate the then outstanding principal balance hereof (together with interest theretofore accrued and unpaid), each of such new notes to evidence the portion of such then outstanding principal balance (and accrued and unpaid interest on such principal amount) as shall be designated by the Lender at the time of such transfer and surrender.

        §7.     Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new promissory note of like tenor and date, and in the principal balance then outstanding, in lieu of this Note.

        §8.     Title to Note. Subject to the prior written consent of the Company, this Note and all rights hereunder are transferable (subject to applicable law), in whole or in part, at the office or agency of the Company by the Lender in person or by a duly authorized attorney, upon surrender of this Note together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered Lender as the owner hereof for all purposes. The Company may not assign, endorse or transfer any of its rights or obligations under this Note.

        §9.     Security Interest and Collateral. This Note shall be secured by a security interest in all of the assets of the Company pursuant to that certain Security Agreement as of the date hereof made by the Company in favor of the lenders listed on Schedule 1 thereto.

        §10.     Communications and Notices. All notices, demands, requests, certificates or other communications hereunder must be in writing, either delivered in hand or sent by private expedited courier for overnight delivery with signature required or by facsimile, in each such case, such notice, demand, request, certificate or other communications being deemed to have been given upon delivery, transmission or receipt, as the case may be (if sent by facsimile upon electronic confirmation of receipt or, if transmitted on a non-business day, on the first business day following transmission and electronic confirmation of receipt), or by certified mail, postage prepaid, in which case, such notice, demand, request, certificate or other communications shall be deemed to have been given five (5) business days after the date on which it is first deposited in the mails, and, if to the Company, shall be addressed to it at its principal place of business referred to in the first paragraph hereof, or at such other address as the Company may hereafter designate in writing by notice to the registered Lender, addressed to the Lender at the address of the Lender as shown on the books of the Company, one day after deposit with a nationally recognized overnight courier, specifying next day delivery, or two days after deposit with an internationally recognized overnight courier, specifying two day delivery, in either case with written verification of receipt.

        §11.     Miscellaneous.

        (a)     THIS NOTE SHALL BE BINDING UPON THE COMPANY’S SUCCESSORS IN TITLE AND ASSIGNS. THIS NOTE SHALL CONSTITUTE A CONTRACT AND, FOR ALL PURPOSES, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF DELAWARE (WITHOUT REGARD TO THE LAWS OR RULES OF LAW APPLICABLE TO CONFLICT OR CHOICE OF LAW). ANY DISPUTES ARISING UNDER OR IN RELATION TO THIS NOTE SHALL BE RESOLVED EXCLUSIVELY BY THE COMPETENT COURTS OF THE STATE OF DELAWARE.

        (b)     The Company hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, notice of any Event of Default under this Note, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note or any collateral or security therefor. The failure of either the Company or the Lender to exercise any or all of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

        (c)     Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Company hereby promises to pay to the Lender, upon demand by the Lender at any time, in addition to the outstanding principal balance of and accrued interest on, and all (if any) other amounts payable on or in respect of this Note, all court costs and reasonable attorneys’ fees and other collection charges and expenses incurred or sustained by the Lender.

        (d)     No provision of this Note shall be waived or modified without the written consent of the Company and the Lenders holding at least sixty six percent (66%) of the principal amount of the outstanding Notes. Any amendment or waiver effected in accordance with this §8(d) shall be binding upon the Company, the holders of all outstanding Notes and any transferee of such Notes.

        IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

FUTUREIT, INC. By: —————————————— Name: Title:

FORM OF LENDER ASSIGNMENT

(To be signed only on transfer of Note)

FUTUREIT, INC.

        For value received, the undersigned hereby sells, assigns, and transfers unto                 all right, title and interest in and to [insert percentage] of the within Note, dated January __, 2007, of FutureIT, Inc., and appoints                      Attorney to transfer such right on the books of said Company with full power of substitution in the premises.

Dated: __________
______________________________
(Signature must conform in all respects to name of registered holder as specified on the face of the Note)

______________________________
(Address)

Signed in the presence of:

______________________________